UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2020

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14140 Ventura Boulevard, Suite 302 Sherman Oaks, California	91423
(Address of principal executive offices)	(Zip Code)

(310) 765-1550
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 – Completion of Acquisition or Disposition of Assets

On December 22, 2020, the registrant, through a wholly-owned subsidiary (collectively with the registrant, the “Company”), completed three sales of its real estate holdings located at 10080 W. Sunset Blvd. (also known as 141 S. Carolwood Dr.), 10060 W. Sunset Blvd., and 10100 W. Sunset Blvd. in Los Angeles, California to three private entities for an aggregate cash purchase price of $88,000,000.  These sale transactions took place pursuant to three purchase and sale agreements, each entered into on December 17, 2020.

The Company considers these properties to have been among the most significant assets in the Company’s residential real property portfolio and believes that the completion of these transactions represents a substantial step in the progress of the Company’s asset liquidation activities.

Neither the Company nor any of its affiliates, and neither any director or officer of the Company nor to the knowledge of the registrant any associate of any such director or officer, has any material relationship with the purchasers, other than in respect of the transaction.

Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements.  Forward-looking statements include statements (other than historical facts) that address future plans, goals, expectations, activities, events or developments.  The registrant has tried, where possible, to use words such as “anticipate,” “if,” “believe,” “estimate,” “plan,” “expect,” “intend,” “forecast,” “initiative,” “objective,” “goal,” “project,” “outlook,” “priorities,” “target,” “evaluate,’ “pursue,” “seek,” “potential,’ “continue,” “designed,” “impact,” “may,” “could,” “would,” “should,” “will,” and similar expressions to identify forward-looking statements.  Forward-looking statements are based on current expectations and are subject to substantial risks, uncertainties and other factors, many of which are beyond are our control and not all of which can be predicted by the registrant.  Accordingly, the registrant cannot guarantee that any forward-looking statements will be realized, as actual results may differ materially from those identified or implied in any forward-looking statement.  Among the factors that may cause actual results to differ materially include the risks identified and described in “Item 1A.  Risk Factors” of the registrant’s Registration Statement, as amended.  All forward-looking statements speak only as of the date they were made.  The registrant does not undertake a duty to publicly update or revise such forward-looking statements or other information contained herein, whether as a result of new information, subsequent events, circumstances, changes in expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodbridge Liquidation Trust

Date: December 22, 2020	By:	/s/ Michael I. Goldberg
Michael I. Goldberg,
Liquidation Trustee